SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):


                        ___________________


                   NORFOLK SOUTHERN CORPORATION
      (exact name of registrant as specified in its charter)



          Virginia                1-8339          52-1188014
(State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)




      Three Commercial Place, Norfolk, Virginia  23510-9241
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)



Item 7.(c)	Financial Statements and Exhibits.

Exhibit No.		Exhibit Description

   99.1		Statement Under Oath of Principal Executive Officer
			Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 6, 2002.

   99.2		Statement Under Oath of Principal Financial Officer
			Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 1, 2002.

Item 9.	Other Events

	On August ____, 2002, the Registrant sent by overnight delivery sworn statements of its Chief Executive Officer, David R. Goode, and Chief Financial Officer, Henry C. Wolf, for filing with the Securities and Exchange Commission pursuant to Securities and Exchange Commission Order No. 4-460. The sworn statements were in the exact language of Exhibit A of the SEC's order and are attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NORFOLK SOUTHERN CORPORATION
                                             (Registrant)


                                    _____________________________
                                        Name:  Dezora M. Martin
                                        Title:  Corporate Secretary

Date:  __________________

                                  EXHIBIT INDEX



 Exhibit
 Number
 System                       Description



   99.1		Statement Under Oath of Principal Executive Officer
			Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 6, 2002.

   99.2		Statement Under Oath of Principal Financial Officer
			Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 1, 2002.